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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                     1934

               Date of Report (Date of earliest event reported)

                                 June 1, 2001

                         POWERWAVE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                                000-21507                              11-2723423
--------------------------------         -------------------------------     -------------------------------------
(State or other jurisdiction of              (Commission File Number)         (I.R.S Employer Identification No.)
         incorporation)

             1801 E. St. Andrew Place
                  Santa Ana, CA                                                              92705
--------------------------------------------------                           -------------------------------------
     (Address of principal executive offices)                                              (Zip Code)

      Registrant's telephone number, including area code: (714) 466-1000
--------------------------------------------------------------------------------

                                      N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 5. Other Events.
--------------------

          On May 31, 2001, the Board of Directors of Powerwave Technologies, Inc., a Delaware corporation ("Company"), declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.0001 per share ("Common Stock"). The dividend is payable on June 18, 2001 to the stockholders of record on such date.

          The Company's Board of Directors ("Board") has adopted this Rights Agreement to protect stockholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group which acquires 15% or more of the outstanding shares of Common Stock without the approval of the Board. The Rights Agreement should not interfere with any merger or other business combination approved by the Board.

          For those interested in the specific terms of the Rights Agreement as made between the Company and U.S. Stock Transfer Corporation, as the Rights Agent, on June 1, 2001, the following is summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A dated June 4, 2001. A copy of the agreement is available free of charge from the Company.

          The Rights. The Board authorized the issuance of a Right with respect to each outstanding share of Common Stock on June 18, 2001. The Rights will initially trade with, and will be inseparable from, the Common Stock. The Rights are evidenced only by certificates that represent shares of Common Stock. New Rights will accompany any new shares of Common Stock issued after June 18, 2001 until the Distribution Date described below.

          Exercise Price. Each Right will allow its holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.0001 per share ("Preferred Share"), for $115.00 once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of Common Stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

          Exercisability. The Rights will not be exercisable until:

          . 10 days after the public announcement that a person or group has become an "Acquiring Person" by obtaining beneficial ownership of 15% or more of the outstanding shares of Common Stock (excluding specified existing stockholders holding more than 15% of the outstanding Common Stock), or, if earlier,

          . 10 business days (or a later date determined by the Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

          The date when the Rights become exercisable is referred to as the "Distribution Date." Until that date, the Common Stock certificates will also evidence the Rights, and any transfer of shares of Common Stock will constitute a transfer of Rights. After that date, the Rights will separate from the Common Stock and be evidenced by book-entry credits or by Rights certificates that the Company

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will mail to all eligible holders of Common Stock. Any Rights held by an
Acquiring Person are void and may not be exercised.

     The Board may reduce the threshold at which a person or group becomes an Acquiring Person from 15% to not less than 10% of the outstanding Common Stock.

     Consequences of a Person or Group Becoming an Acquiring Person.

     . Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $115.00 per share, purchase shares of Common Stock with a market value of $230.00, based on the market price of the Common Stock prior to such acquisition.

     . Flip Over. If the Company is later acquired in a merger or similar transaction after the Distribution Date, all holders of Rights except the Acquiring Person may, for $115.00, purchase shares of the acquiring corporation with a market value of $230.00 based on the market price of the acquiring corporation's stock, prior to such merger.

     Preferred Share Provisions.

     Each one one-hundredth of a Preferred Share, if issued:

     .    will not be redeemable.

     . will entitle holders to quarterly dividend payments equal to the dividend paid on one share of Common Stock.

     .    will entitle holders upon liquidation either to receive $1 per one one
          - hundredth interest of a Preferred Share or an amount equal to the payment made on one share of Common Stock, whichever is greater.

     .    will have the same voting power as one share of Common Stock.

     . if shares of Common Stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of Common Stock.

     The value of one one-hundredth interest in a Preferred Share should approximate the value of one share of Common Stock.

     Expiration. The Rights will expire on June 1, 2011.

     Redemption. The Board may redeem the Rights for $.001 per Right at any time before any person or group becomes an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $.001 per Right. The redemption price will be adjusted if the Company has a stock split or stock dividend of Common Stock.

     Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding shares of Common Stock, the Board may extinguish

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the Rights by exchanging one share of Common Stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

     Anti-Dilution Provisions. The Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or Common Stock. No adjustments to the Exercise Price of less than 1% will be made.

     Amendments. The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. However, the Board may not amend the Rights Agreement to lower the threshold at which a person or group becomes an Acquiring Person to below 10% of outstanding shares of Common Stock. In addition, the Board may not cause a person or group to become an Acquiring Person by lowering this threshold below the percentage interest that such person or group already owns. After a person or group becomes an Acquiring Person, the Board may not amend the agreement in a way that adversely affects holders of the Rights.

Item 7. Financial Statements and Exhibits.
-----------------------------------------

     (c)  Exhibits.
          ---------

     3.1 Certificate of Designation of Rights, Preferences and Privileges of Series A Junior Participating Preferred Stock of Powerwave Technologies, Inc./(1)/

     4.1 Rights Agreement, dated as of June 1, 2001, between Powerwave Technologies, Inc. and U.S. Stock Transfer Corporation, as Rights Agent, which includes as Exhibit A thereto the form of
                                                 ---------
                 Certificate of Designation for the Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of
                                                   ---------
                 Rights Certificate and as Exhibit C thereto a Summary of Terms
                                           ---------
                 of Stockholder Rights Plan./(1)/

     99.1        Press release dated June 1, 2001.

___________
(1) Incorporated herein by reference to exhibit 2.1 to Registrant's Form 8-A dated June 4, 2001.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POWERWAVE TECHNOLOGIES, INC.

Date: June 5, 2001                      By: /s/ Kevin T. Michaels
                                           -------------------------------------
                                            Kevin T. Michaels
                                            Senior Vice President, Finance and
                                            Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------

3.1 Certificate of Designation of Rights, Preferences and Privileges of Series A Junior Participating Preferred Stock of Powerwave Technologies, Inc./(1)/

4.1 Rights Agreement, dated as of June 1, 2001 between Powerwave Technologies, Inc. and U.S. Stock Transfer Corporation, as Rights Agent, which includes as Exhibit A thereto the form of Certificate of
                                   ---------
          Designation for the Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C
          ---------                                               ---------
          thereto a Summary of Terms of Stockholder Rights Plan./(1)/

99.1      Press release dated June 1, 2001.

___________
(1) Incorporated herein by reference to exhibit 2.1 to Registrant's Form 8-A dated June 4, 2001.

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